EXHIBIT 10.1

2006 RENEWAL AGREEMENT

THIS 2006 RENEWAL AGREEMENT, dated as of May 1, 2006 (this “Agreement”), between CNL RETIREMENT PROPERTIES, INC., a corporation organized under the laws of the State of Maryland (the “Company”), and CNL RETIREMENT CORP., a corporation organized under the laws of the State of Florida (the “Advisor”) (each of the Company and the Advisor sometimes hereinafter referred to as a “Party”, and collectively, as the “Parties”).

W I T N E S S E T H

WHEREAS, the Parties entered into that certain Advisory Agreement, dated as of May 14, 2004 (the “Advisory Agreement”); capitalized terms used herein and not otherwise defined herein shall have their respective meanings set forth in the Advisory Agreement;

WHEREAS, the Parties entered into that certain Renewal Agreement, dated as of May 2, 2005 (the “2005 Renewal Agreement”), which was amended by that certain First Amendment to Renewal Agreement, dated as of July 13, 2005 (the “2005 First Amendment,” together with the 2005 Renewal Agreement, the “2005 Renewal Agreements”) which provided for the renewal of the Advisory Agreement and the implementation of certain changes as described in the 2005 First Amendment;

WHEREAS, the Advisory Agreement, as so amended continues in force until May 3, 2006, subject to unlimited successive renewals upon mutual consent of the Parties;

WHEREAS, all of the Directors of the Company have evaluated the performance of the Advisor during the past year of the term; and

WHEREAS, the Parties desire to renew the Advisory Agreement as amended by the 2005 Renewal Agreements for an additional one-year term upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties agree as follows:

1.

Renewal.  The Advisory Agreement as amended by the 2005 Renewal Agreements is renewed for an additional one-year term commencing on May 3, 2006, and terminating at 12:00 a.m. midnight (Eastern Time) on May 3, 2007 (unless sooner terminated by either or both Parties in accordance with the terms of the Advisory Agreement).

2.

Effect on the Advisory Agreement.  Except as specifically amended herein, the Advisory Agreement as amended by the 2005 Renewal Agreements shall remain in full force and effect.

3.

Severability.  The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

4.

Construction.  The provisions of this Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of Florida applicable to contracts to be made and performed entirely in said state.

5.

Entire Agreement.  This Agreement, together with the Advisory Agreement and the 2005 Renewal Agreements, contain the entire agreement and understanding among the Parties with respect to the subject matter hereof and thereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof and thereof.  The express terms hereof and thereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof or thereof.  This Agreement may not be modified or amended other than by an agreement in writing.

6.

Titles Not to Affect Interpretation.  The titles of paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

7.

Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date and year first above written.

CNL RETIREMENT PROPERTIES, INC.

By:

/s/ Stuart J. Beebe

Name:

Stuart J. Beebe

Its:

Chief Executive Officer and President

CNL RETIREMENT CORP.

By:

/s/ James M. Seneff

Name:

James M. Seneff, Jr.

Its:

Chairman

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